UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 20, 2016

SILVER HILL MINES, INC.

(Exact Name of registrant as specified in its Charter)

Nevada	000-53236	91-1257351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Rockefeller Plaza, 10th Floor, New York, NY	10020
(Address of principal executive offices)	(Zip Code)

(212) 935-8400

(Registrant’s telephone number, including area code)

 (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Revocation and Dismissal of Scrudato & Co. PA.

On December 20, 2016, the registration of the Company’s independent registered public accounting firm, John Scrudato, CPA, was revoked by the Public Company Accounting Oversight Board (the “PCAOB”). On December 20, 2016, as a result of this action of the PCAOB, the Board of Directors of the Company dismissed John Scrudato, CPA (the “Former Auditor”) as the Company’s independent registered public accounting firm.

The Former Auditor was the independent registered public accounting firm for the Registrant from November 12, 2012 until December 20, 2016 copy date above).  The Former Auditor’s reports on the Registrant's financial statements for the twelve month periods ended December 31, 2015, 2014, 2013 and 2012 did not (a) contain an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused it to make reference to the subject matter of the disagreements in connection with its reports for the twelve month periods ended December 31, 2015, 2014, 2013 and 2012 and the subsequent interim periods preceding December 20, 2016. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the twelve month periods ended December 31, 2015, 2014, 2013 and 2012 and the subsequent interim periods preceding (December 20, 2016 in which the Former Auditor served as the Registrant's principal independent accountants.

However, each report of the Former Auditor on our financial statements for the twelve month periods ended December 31, 2015, 2014, 2013 and 2012 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern.

The Registrant has provided the Former Auditor with a copy of this disclosure and has requested that the Former Auditor furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from the Former Auditor addressed to the Securities and Exchange Commission dated (enter date) is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Appointment of a New Independent Registered Public Accounting Firm

The company is in the process of retaining a new auditor and will file a report on Form 8-K when a new auditor is selected.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from John Scrudato, CPA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2017

SILVER HILL MINES, INC.

/s/ George Clair

______________________________

By:  George Clair

Title:  President